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                                                                   EXHIBIT 10.46

Floating Charge

The Chargors listed in Schedule 1

ANZ Capel Court Limited

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TABLE OF CONTENTS

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
1.   DEFINITIONS AND INTERPRETATION.......................................................................        1

     1.1         Definitions..............................................................................        1
     1.2         Rules for interpreting this document.....................................................        3
     1.3         Business Days............................................................................        3
     1.4         Capacity of Chargee......................................................................        4

2.   FEATHERWEIGHT FLOATING CHARGE........................................................................        4

     2.1         Floating Charge..........................................................................        4
     2.2         Conversion...............................................................................        6

3.   CHARGORS' UNDERTAKINGS...............................................................................        6

4.   CHARGEE'S POWERS.....................................................................................        6

5.   ENFORCEMENT..........................................................................................        6

6.   APPOINTMENT OF RECEIVER..............................................................................        6

     6.1         Appointment..............................................................................        6
     6.2         Receiver other than as Chargor's agent...................................................        7
     6.3         Powers of Receiver.......................................................................        7

7.   PROTECTION OF CHARGEE AND APPOINTEES.................................................................        9

     7.1         Protection of Chargee and Receiver.......................................................        9
     7.2         Conflict of interests....................................................................        9
     7.3         Liability for loss.......................................................................       10
     7.4         Indemnity for Enforcement Costs..........................................................       10

8.   PROTECTION OF THIRD PARTIES..........................................................................       10

     8.1         Dealings under this document.............................................................       10
     8.2         Receipts.................................................................................       10

9.   APPLICATION OF MONEY.................................................................................       11

     9.1         Order....................................................................................       11
     9.2         Only actual receipts credited............................................................       11

10.  CONTINUING SECURITY..................................................................................       11

     10.1        Notwithstanding Settlement...............................................................       11
     10.2        Preference...............................................................................       12

11.  DISCHARGE............................................................................................       12

12.  PRIORITIES...........................................................................................       12

13.  LIMIT ON ENFORCEMENT.................................................................................       12

14.  GOVERNING LAW AND JURISDICTION.......................................................................       12

15.  AMENDMENT AND ASSIGNMENT.............................................................................       13

     15.1        Amendment................................................................................       13
     15.2        Assignment...............................................................................       13

SCHEDULE 1 CHARGORS.......................................................................................       14
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FLOATING CHARGE MADE ON 12 DECEMBER 2000 AND AMENDED ON 5 DECEMBER 2003

PARTIES           THE CHARGORS listed in schedule 1 ("CHARGORS")

                  ANZ CAPEL COURT LIMITED ABN 30 004 768 807 as trustee of the Australian Railroad Group Security Trust ("CHARGEE")

RECITALS

A. At the request of the Chargors, the Financiers have agreed to provide financial accommodation to the Borrower pursuant to the Finance Documents.

B. Each Chargor considers that there will be a commercial benefit flowing to it from its entry into this document.

THIS DEED PROVIDES

1.       DEFINITIONS AND INTERPRETATION

1.1      DEFINITIONS

         Terms defined in the Common Provisions or the Security Trust Deed have the same meanings in this document (and in the event of any inconsistency between those two documents the definitions in the Common Provisions will apply). In addition, the following definitions apply in this document:

         "BELOW TRACK PROPERTY" means any track infrastructure, such as railway track, ballast, sleepers, stations or platforms owned by any Chargor.

         "CASH SUM" means for each of the Chargors the sum of $20 held at the date of this document in Canberra by an authorised officer of that Chargor.

         "CHARGE" means the charge created by clause 2.1.

         "CHARGED PROPERTY" means all of each Chargor's interest in the Cash Sum and in all its property anywhere (real and personal) including its uncalled capital and its called but unpaid capital for the time being, which a Chargor acquires, or to which a Chargor becomes entitled, after the date of this document, but excluding the Excluded Property.

         "CHARGE ENFORCEMENT EVENT" means, in relation to a Chargor, any of the following:

         (a) a Default Notice has been issued notifying that a default has occurred under the Lease to which that Chargor is a party which default, if not rectified, will entitle the person issuing that Default Notice to terminate that Lease and the notified default has not been rectified during the cure period, if any, provided to the Chargor under that Lease; or

         (b) an administrator has been appointed to that Chargor pursuant to section 436A, 436B or 436C of the Corporations Act.

         "CHARGE ENFORCEMENT PERIOD" means, in respect of any Chargor and with reference to any Charge Enforcement Event, the period commencing on the occurrence of that Charge Enforcement Event and ending on:

         (a) where the Charge Enforcement Event is of the type referred to in paragraph (a) of the definition of that term in this clause 1.1, the date on which the event referred to in the Default Notice is rectified or waived in accordance with the provisions of

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                  the relevant Lease;

         (b) where the Charge Enforcement Event is of the type referred to in paragraph (b) of the definition of that term in this clause 1.1, the date on which the administration ceases, other than under the provisions of section 435C(2)(c) or 435C(3)(g) of the Corporations Act, provided that as at that date no Default Notice has been issued in respect of that Charge Enforcement Event under the relevant Lease or, if issued, has been subsequently retracted or the relevant event has been rectified or waived in accordance with the provisions of the relevant Lease.

         "COMMON PROVISIONS" means the deed entitled "Common Terms Deed" dated on or about 1 December 2003 between Australian Railroad Group Pty Ltd, the companies listed in Part I of Schedule 1 of that deed as original guarantors, the financial institutions listed in Part II of Schedule 1 of that deed as original lenders and ANZ Capel Court Limited, as Security Trustee.

         "CORPORATIONS ACT" means the Corporations Act 2001 (Commonwealth).

         "DEFAULT NOTICE" means a notice issued to the Chargee on the terms contemplated by clause 3.3(b) of the Multi Party Agreement.

         "EXCLUDED PROPERTY" means:

         (a) all shares in GWA Northern Pty Ltd and GWA Operations North Pty Ltd now or at any future time held by a Chargor;

         (b) any bank account of a Chargor at the date of this document and any moneys standing to the credit of, or eligible for credit to, any such bank account at that date including any interest accrued thereon at that date.

         "LEASE" means any of the following:

         (a)      the StandardGauge Lease; and

         (b)      the NarrowGauge Lease.

         "MULTI PARTY AGREEMENT" means the deed entitled "Multi-Party Agreement (Purchase Documents)" dated on or about 13 December 2000 between The Hon Murray Criddle MLC, the Western Australian Government Railways Commission, The Hon Richard Fairfax Court Treasurer, the Chargors, Australia Western Railroad Pty Ltd, Australian Railroad Group Pty Ltd and the Chargee.

         "NARROWGAUGE LEASE" means the document entitled "Rail Freight Corridor Land Use Agreement (NarrowGauge) and Railway Infrastructure Lease" dated 17 December 2000 between The Hon Murray Criddle MLC, the Western Australian Government Railways Commission, The Hon Richard Fairfax Court Treasurer, WestNet NarrowGauge Pty Ltd, Australia Western Railroad Pty Ltd and Australian Railroad Group Pty Ltd.

         "RECEIVER" means a receiver or a receiver and manager.

         "RESTRICTED PROPERTY" means:

         (a) any rights or interests of any Chargor under or in connection with any Lease; and

         (b)      the Below Track Property.

         "SECURED MONEY" means any money which the Borrower or a Chargor is obliged (whether that obligation is present or future, actual or contingent) to pay to the Chargee or the Financiers or another Beneficiary under this document or another Finance Document.

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         "SECURITY TRUST DEED" means the deed entitled "Security Trust Deed"
         dated 12 December 2000 and as amended and novated on or about 5 December 2003 between the Borrower and the Chargee.

         "STANDARDGAUGE LEASE" means the document entitled "Rail Freight Corridor Land Use Agreement (StandardGauge) and Railway Infrastructure Lease" dated 17 December 2000 between The Hon Murray Criddle MLC, the Western Australian Government Railways Commission, The Hon Richard Fairfax Court Treasurer, WestNet StandardGauge Pty Ltd, Australia Western Railroad Pty Ltd and Australian Railroad Group Pty Ltd.

1.2      RULES FOR INTERPRETING THIS DOCUMENT

         Headings are for convenience only, and do not affect interpretation. The following rules also apply in interpreting this document, except where the context makes it clear that a rule is not intended to apply.

         (a)      A reference to:

                  (i) legislation (including subordinate legislation) is to that legislation as amended, re-enacted or replaced, and includes any subordinate legislation issued under it;

                  (ii) a document or agreement, or a provision of a document or agreement, is to that document, agreement or provision as amended, supplemented, replaced or novated;

                  (iii) a party to this document or to any other document or agreement includes a permitted substitute or a permitted assign of that party;

                  (iv) a person includes any type of entity or body of persons, whether or not it is incorporated or has a separate legal identity, and any executor, administrator or successor in law of the person; and

                  (v) anything (including a right, obligation or concept) includes each part of it.

         (b)      A singular word includes the plural, and vice versa.

         (c)      A word which suggests one gender includes the other genders.

         (d) If a word is defined, another part of speech has a corresponding meaning.

         (e) If an example is given of anything (including a right, obligation or concept), such as by saying it includes something else, the example does not limit the scope of that thing.

         (f) The word "agreement" includes an undertaking or other binding arrangement or understanding, whether or not in writing.

1.3      BUSINESS DAYS

         If the day on or by which a person must do something under this document is not a Business Day:

         (a) if it involves any other payment (other than a payment which is due on demand), the person must do it on the next Business Day unless the next Business Day falls in the following month, in which case the payment must be made on the previous

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                  Business Day; and

         (b) in any other case, the person must do it on or by the next Business Day.

1.4      CAPACITY OF CHARGEE

         (a) The Chargee enters into this document in its capacity as trustee under the Security Trust Deed and, notwithstanding anything in this document, each party to this document (other than the Chargee) acknowledges that any rights which it may have against the Chargee under or in respect of this document shall not be against the Chargee personally but against the Chargee solely in its capacity as trustee under the Security Trust Deed. Accordingly, the Chargee may not be called on or be liable to satisfy any such rights out of any of its personal assets, and recourse (if any) against the Chargee shall be limited to the assets held by it in its capacity as trustee under the Security Trust Deed.

         (b) However, despite anything in clause 1.4(a), the Chargee is personally liable to the extent that a liability under this document arises out of the Chargee's own fraud, wilful misconduct, gross negligence or breach of trust which disentitles it from an indemnity out of the assets of the Australian Railroad Group Security Trust in relation to the relevant liability.

2.       FEATHERWEIGHT FLOATING CHARGE

2.1      FLOATING CHARGE

         (a) Each Chargor charges by way of floating charge to the Chargee the Charged Property as continuing security for the payment of the Secured Money.

         (b)      The Chargee and the Chargors agree:

                  (i) subject to clauses 5.3 and 5.4 of the Common Provisions and clause 2.1(b)(ii) of this document, each Chargor may, without the consent of the Chargee or of any other person:

                           A. create or permit to subsist any Security which affects the Charged Property or any part of it or enter into any sale, transfer or other disposal of the type referred to in clause 5.3(b) of the Common Provisions of or in respect of the Charged Property or any part of it; and/or

                           B. enter into a single transaction or a series of transactions (whether related or not) and whether voluntary or involuntary to sell, lease, transfer or otherwise dispose of the Charged Property or any part of it;

                  (ii) notwithstanding any other provision of any Finance Document, no Chargor may, except with the consent of all Lenders or in accordance with clause 2.1(b)(iii):

                           A. create or permit to subsist any Security which affects the Restricted Property or any part of it or enter into any sale, transfer or other disposal of the type referred to in clause 5.3(b) of the Common Provisions of or in respect of the Restricted Property or any part of it; or

                           B. enter into a single transaction or a series of transactions

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                                    (whether related or not) and whether
                                    voluntary or involuntary to sell, lease, transfer or otherwise dispose of the Restricted Property or any part of it;

                  (iii) each Chargor may, without the consent of the Chargee or any Beneficiary, enter into any transaction of the nature referred to in clause 2.1(b)(ii) in respect of or in relation to the Below Track Property, or any part of it, which constitutes non-essential track infrastructure (each a "TRANSACTION"), provided the Transaction would otherwise be permitted in accordance with clause 5.3 or 5.4 of the Common Provisions, in connection with any proposal by the Chargor for use of any part of the Below Track Property which is non-essential track infrastructure for purposes other than the carriage of freight or associated uses (for example, but without limiting the generality of this clause, use for retail purposes), where that use does not impair the ability of the Chargor to carry out its business, as carried out as at the date of the Common Provisions;

                  (iv) subject to this clause 2.1(b) and clause 5.3 of the Common Provisions, if any Chargor creates or allows to exist a Security over the Charged Property, then any such Security ranks ahead of the Charge. In such circumstances and as soon as practicable after a request by any Chargor, the Chargee agrees to enter into a priority agreement with respect to that Security in order to give effect to this clause, in a form reasonably acceptable to the relevant Chargor;

                  (v) if a Charge Enforcement Event occurs in relation to any Chargor, unless the Chargee agrees otherwise, the Charge immediately and without the Chargee having to give notice to the relevant Chargor takes effect as a fixed charge over the Charged Property of the Chargor to which the Charge Enforcement Event relates. Despite any applicable rule of law to the contrary the Charge does not otherwise take effect as a fixed charge in any circumstances; and

                  (vi) notwithstanding any other provision of this document or any other Finance Document, at the expiration of the Charge Enforcement Period for any Charge Enforcement Event:

                           A. the fixed charge over the relevant Charged Property immediately takes effect as a floating charge over that Charged Property;

                           B. the Chargee will direct any Receiver which it has appointed to the Chargor to which the relevant Charge Enforcement Event relates or the assets of that Chargor to vacate office; and

                           C. until another Charge Enforcement Event in relation to the relevant Chargor occurs:

                                    1)       that Chargor may deal with the
                                             Charged Property as if it had
                                             always been charged by way of a
                                             floating charge under the Charge;
                                             and

                                    2)       a person dealing with that Chargor
                                             in relation to the Charged Property
                                             may rely on a certificate from the
                                             Chargee as conclusive evidence
                                             that, as from the expiry of the
                                             relevant Charge

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                                             Enforcement Period, the Charged
                                             Property is charged by way of
                                             floating charge. The Chargee agrees
                                             that it will, at the request of
                                             that Chargor, issue certificates on
                                             the terms contemplated by this
                                             clause 2.1(b)(vi)C.2) provided that
                                             the Chargor provides to the Chargee
                                             evidence satisfactory to the
                                             Chargee, acting reasonably, that
                                             the relevant Charge Enforcement
                                             Period has expired.

2.2      CONVERSION

         The Chargee may, at any time by notice in writing to the relevant Chargor, reconvert its security under the Charge from a fixed charge to a floating charge in respect of any asset or class of asset specified in that notice. Any such conversion will be effective from the moment of receipt by the relevant Chargor of such notice.

3.       CHARGORS' UNDERTAKINGS

         Each Chargor must punctually pay the Secured Money when it becomes payable in accordance with the terms of any Finance Document or, in the absence of any agreement, on demand by the Chargee.

4.       CHARGEE'S POWERS

         If this document has become enforceable under clause 5, the Chargee, without notice to any Chargor, may during the Charge Enforcement Period for the relevant Charge Enforcement Event exercise any of the powers that might be exercised by a Receiver even if a Receiver has not been appointed.

5.       ENFORCEMENT

         If a Charge Enforcement Event in relation to a Chargor occurs then, during the Charge Enforcement Period for that Charge Enforcement Event, this document will become immediately enforceable against that Chargor.

6.       APPOINTMENT OF RECEIVER

6.1      APPOINTMENT

         If this document has become enforceable against a Chargor under clause 5 (whether or not the Chargee has entered into possession of all or any of the Charged Property of the relevant Chargor), the Chargee may during the relevant Charge Enforcement Period:

         (a) appoint any person or any 2 or more persons jointly and severally to be a receiver or receiver and manager (or an additional receiver or receiver and manager) of the Charged Property of the relevant Chargor for the duration of the relevant Charge Enforcement Period;

         (b) remove the Receiver and in case of the removal, retirement or death of any Receiver appoint another as a replacement; and

         (c)      fix the remuneration of the Receiver.

         Subject to clause 6.2 and the next sentence, every Receiver appointed under this clause 6.1 will be the relevant Chargor's agent and the relevant Chargor alone will be responsible for his acts

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         and defaults and remuneration. The Chargee may by notice to the relevant Chargor and the Receiver require the Receiver to act as the Chargee's agent.

6.2      RECEIVER OTHER THAN AS CHARGOR'S AGENT

         The power to appoint a Receiver under this clause may be exercised even though:

         (a) at the time when this document becomes enforceable against a Chargor under clause 5 or when an appointment is made, an order may have been made or a resolution may have been passed to wind up the relevant Chargor; or

         (b) a Receiver appointed in the circumstances specified in the preceding paragraph may not, or may not in some respects, act as the relevant Chargor's agent.

6.3      POWERS OF RECEIVER

         The Receiver will have full power to do all or any of the following, in each case (except in the case of clause 6.3(j) or 6.3(k)), only to the extent necessary for the purposes of rectifying the relevant Charge Enforcement Event or to ensure that the relevant Lease is not terminated, in relation to the relevant Chargor and the Charged Property of that Chargor:

         (a) (TAKE POSSESSION) take possession of, collect and get in Charged Property and for that purpose to take proceedings (in the name of the relevant Chargor or otherwise);

         (b)      (GIVE UP POSSESSION) give up possession of the Charged
                  Property;

         (c)      (EXERCISE CHARGEE'S RIGHTS):

                  (i) exercise all or any of the Chargee's powers, rights, discretions and remedies under this document; and

                  (ii)     comply with the directions given by the Chargee;

         (d)      (CARRY ON BUSINESS):

                  (i) carry on or agree to carry on the business of the relevant Chargor in and with the Charged Property and to stop doing so; and

                  (ii) effect all repairs, purchases and insurances, and generally to do everything that the relevant Chargor might do in the ordinary conduct of its business to:

                           A.       protect or improve the Charged Property; or

                           B. obtain income or returns from the Charged Property and to conduct the relevant Chargor's business,

                           without being responsible for any loss;

         (e) (BORROW FROM CHARGEE) borrow from the Chargee any money that may be required for any of the purposes mentioned in clause 6.3(d) provided that any money borrowed may not be secured by mortgage, charge or any other Security over the Charged Property (or any part of it) without the Chargee being bound to enquire whether the borrowing is necessary or proper or responsible for the misapplication or non-application of any money borrowed;

         (f) (HIRE OUT, LEASE OR LICENSE) hire out, lease or license the Charged Property (including in the name of the relevant Chargor) for any term at the rent or licence

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                  fee and on terms that seem desirable to the Receiver (with or without a purchase option and whether or not the Receiver has taken possession);

         (g) (EXERCISE RIGHTS) exercise all or any powers, rights, discretions and remedies available under or in connection with the Charged Property (including rights available under the Corporations Act or any other statute);

         (h) (REGISTRATION) do everything necessary to obtain registration of the Charged Property in the Chargee's name or in the name of the Chargee's nominee;

         (i)      (SETTLE DISPUTES):

                  (i) settle, arrange and compromise any accounts, claims, questions or disputes that may arise in connection with the relevant Chargor's business or the Charged Property or in any way relating to this document; and

                  (ii) execute releases or other discharges in relation to the settlement, arrangement or compromise;

         (j) (SELL) sell or agree to sell (whether or not the Receiver has taken possession), exchange or otherwise dispose of (absolutely or conditionally), otherwise than by way of granting any Security, the Charged Property (or agree to do so):

                  (i) by public auction, private sale or tender for cash or on credit;

                  (ii)     in one lot or in parcels;

                  (iii) with or without special conditions (such as conditions as to title or time or method of payment of purchase money), including by allowing the purchase money to remain:

                           A. outstanding on the security of a mortgage over the property sold or over any other property; or

                           B.       owing without any Security; and

                  (iv)     on other terms the Receiver considers desirable,

                  without being responsible for any loss;

         (k) (TRANSFER ON SALE) execute transfers and assignments of the Charged Property (including in the name of the relevant Chargor), and do everything to complete any sale under clause 6.3(j) that the Receiver thinks necessary;

         (l) (INSURE) insure Charged Property that is of an insurable nature against risks of destruction, loss or damage for the amounts and on the terms that the Receiver thinks appropriate;

         (m) (SEVER FIXTURES) sever fixtures belonging to the relevant Chargor and sell them apart from any other part of the Charged Property;

         (n) (EMPLOYEES AND AGENTS) engage employees, agents, advisers and contractors for any of the purposes of this clause on terms that the Receiver thinks appropriate;

         (o) (GIVE RECEIPTS) give receipts for all money and other property that may come into the hands of the Receiver in exercise of any power given by this document;

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         (p)      (ENFORCE CONTRACTS) carry out and enforce or otherwise obtain the benefit of all contracts:

                  (i) entered into or held by the relevant Chargor in connection with the Charged Property; or

                  (ii) entered into in exercise of the powers given by this document;

         (q) (MAKE DEBTORS BANKRUPT) make debtors bankrupt and wind up companies and do everything in connection with any bankruptcy or winding up that the Receiver thinks desirable to recover or protect the Charged Property;

         (r) (PERFORM UNDERTAKINGS) do everything necessary to perform any undertaking of the relevant Chargor in this document;

         (s) (RECEIVE MONEY) receive all money or other property payable or deliverable to the relevant Chargor from the Charged Property;

         (t)      (DESIRABLE OR INCIDENTAL MATTERS):

                  (i) do or cause to be done everything that the Receiver thinks desirable in the interests of the Chargee; and

                  (ii) do anything incidental to the exercise of any other power;

         (u) (TAKE LEGAL PROCEEDINGS) take proceedings (including in the name of the relevant Chargor) in connection with any of the above; and

         (v) (DELEGATE) with the Chargee's consent delegate any of the powers given to the Receiver by this clause to any person.

7.       PROTECTION OF CHARGEE AND APPOINTEES

7.1      PROTECTION OF CHARGEE AND RECEIVER

         (a)      The Chargee is not obliged to:

                  (i) notify any debtor or member of a Chargor or any other person of this document; or

                  (ii) enforce payment of any money payable to a Chargor, or take any step or proceeding for any similar purpose,

                  but may do so.

         (b) None of the Chargee, any of its authorised officers or any Receiver is liable for any omission or delay in exercising any power, right, discretion or remedy under this document or for any involuntary loss or irregularity that may occur in relation to the exercise or non-exercise of any of them except to the extent of its own fraud, gross negligence, wilful misconduct or breach of trust.

7.2      CONFLICT OF INTERESTS

         The Chargee, an authorised officer of the Chargee or other person appointed by the Chargee under this document, an administrator of a Chargor appointed by the Chargee and a Receiver may exercise or agree to exercise a power given by this document or by law even though that person may have a conflict of interests in exercising the power.

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7.3      LIABILITY FOR LOSS

         (a) The Chargee is not liable for any loss that a Chargor suffers as a direct or indirect result of:

                  (i) the exercise or attempted exercise of, or failure to exercise, any of its rights contained in this document; and

                  (ii) any release or dealing with any other Guarantee or Security (including any prejudice to or loss of the Chargor's rights of subrogation),

                  except to the extent of its own fraud, gross negligence, wilful misconduct or breach of trust.

         (b) If the Chargee or a Receiver enters into possession of the Charged Property, none of the Chargee, any of its authorised officers or any Receiver is liable:

                  (i) to account as chargee or mortgagee in possession or for anything except actual receipts; or

                  (ii) for any loss on realisation or for any default or omission for which a chargee or mortgagee in possession might be liable,

                  except to the extent of its own fraud, gross negligence, wilful misconduct or breach of trust.

7.4      INDEMNITY FOR ENFORCEMENT COSTS

         Each Chargor on demand will indemnify the Chargee for all expenses, including legal fees, costs and disbursements incurred by the Chargee or a Receiver in or incidental to the exercise or attempted exercise of any power under this document.

8.       PROTECTION OF THIRD PARTIES

8.1      DEALINGS UNDER THIS DOCUMENT

         A purchaser or other party to a disposal or dealing in attempted exercise of a power contained in this document is not:

         (a) bound to enquire whether there has been a default, whether a Receiver has been properly appointed or about the propriety or regularity of a sale, disposal or dealing; or

         (b) affected by notice that a sale, disposal or dealing is unnecessary or improper.

         Despite any irregularity or impropriety in a sale, disposal or dealing, it is to be treated, for the protection of the purchaser or other party to the disposal or dealing, as being authorised by this document and valid.

8.2      RECEIPTS

         A receipt that the Chargee, one of its authorised officers or a Receiver gives for any money payable to or receivable by the Chargee or the Receiver because of this document will:

         (a) relieve the person paying or handing over money or other property from all liability:

                  (i) for the application (or any loss or misapplication) of the money or other

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                           property;

                  (ii) to enquire whether the Secured Money has become payable; and

                  (iii) (where appropriate) as to the propriety or regularity of the appointment of the Receiver; and

         (b) discharge the person paying that money from its liability to pay that money.

9.       APPLICATION OF MONEY

9.1      ORDER

         (a) Subject in all circumstances to clause 13, money that the Chargee or a Receiver receives under or because of this document is to be applied in the following order:

                  (i) (EXPENSES) first in payment of all expenses that the Chargee or a Receiver incurs in or incidental to the exercise or attempted exercise of a power under this document;

                  (ii) (OUTGOINGS) then in payment of any other outgoings that the Receiver or the Chargee thinks it appropriate to pay;

                  (iii) (RECEIVER) then in payment to the Receiver of any remuneration (whether by way of commission or otherwise);

                  (iv) (INDEMNITIES) then in payment to the Chargee or a Receiver of any amount necessary to give effect to any indemnity contained in this document; and

                  (v) (SECURED MONEY) then in payment to the Chargee of the Secured Money recoverable under this Charge and the Chargee agrees that it will distribute any such amount to the Beneficiaries rateably in proportion to the Secured Money owed to each of them.

         (b) Any surplus will belong to the relevant Chargor or other persons entitled to it and:

                  (i) the surplus shall accrue interest at the Chargee's standard deposit rate for amounts equal to the amount of that surplus; and

                  (ii) the Chargee must pay the surplus together with the interest accrued thereon to the Chargor or other persons entitled to it and is then under no further liability in respect of it.

9.2      ONLY ACTUAL RECEIPTS CREDITED

         In applying any money towards the Secured Money, each Chargor's account will be credited only with the amount of the money that the Chargee actually receives for that purpose. The credit will date from the time of receipt.

10.      CONTINUING SECURITY

10.1     NOTWITHSTANDING SETTLEMENT

         The Charge is a continuing security notwithstanding any settlement of account, intervening payment or other matter or thing whatever until a final discharge of the Charge is given to the Chargors and will apply to the present and future balance of the Secured Moneys.

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10.2     PREFERENCE

         If, after the Chargee applies any amount against any of the Secured Moneys, it forms the opinion in good faith that it is obliged to make a payment in respect of the amount so applied by it to any person under any law relating to bankruptcy, winding up or the protection of creditors:

         (a) the Chargee's rights are to be reinstated and will be the same in respect of that amount or the relevant part of it, as if the application or the payment or transaction giving rise to it, had not been made; and

         (b) each Chargor shall immediately do anything (including the signing of documents) required by the Chargee to restore to the Chargee any Security from that Chargor to which it was entitled immediately before that application or the payment or transaction giving rise to it.

11.      DISCHARGE

         The Chargee must at the request and cost of a Chargor release and discharge all Charged Property of that Chargor from this Charge and terminate all of the obligations of that Chargor under this Charge:

         (a)      when the Chargee is satisfied acting reasonably that:

                  (i) without limiting clause 10.2 all the Secured Money has been irrevocably paid and discharged in full; and

                  (ii) no amount remains contingently payable or will become payable on the security of the Charge (including under an indemnity); and

         (b) on payment or retention of all expenses incurred by or payable to the Chargee or any Receiver.

         Any discharge is subject to clause 10.2. The Chargee is not obliged to discharge this Charge except in the circumstances specified in this clause 11.

12.      PRIORITIES

         For the purposes of fixing priorities between the Security created by this document and any subsequent Security registered under the Corporations Act and for no other purposes, the Security created by this document secures a prospective liability up to a maximum amount of $10.00.

13.      LIMIT ON ENFORCEMENT

         Despite any other provision of this document or any other Finance Document, the amount recoverable by the Chargee under this document is limited to an aggregate amount of $10.00.

14.      GOVERNING LAW AND JURISDICTION

         (a)      This document is governed by New South Wales law.

         (b) The courts having jurisdiction in New South Wales have non-exclusive jurisdiction to settle any dispute arising out of or in connection with this document (including a dispute regarding the existence, validity or termination of this document).

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         (c)      Each party irrevocably waives any objection it may now or in the future have to the venue of any proceedings, and any claim it may now or in the future have that any proceedings have been brought in an inconvenient forum, where that venue falls within clause 14(b).

15.      AMENDMENT AND ASSIGNMENT

15.1     AMENDMENT

         This document can only be amended, supplemented, replaced or novated by another document signed by the parties.

15.2     ASSIGNMENT

         The rights and obligations of the parties to this document may only be assigned or transferred in accordance with the Common Provisions.

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SCHEDULE 1
CHARGORS

WestNet NarrowGauge Pty Ltd ACN 094 736 900

WestNet StandardGauge Pty Ltd ACN 094 819 360

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EXECUTED as a deed.

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